SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
February 6, 2009
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

60 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
On February 6, 2009, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended December 31, 2008. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
A non-GAAP financial measure, adjusted EBITDA, is referenced in the press release attached as Exhibit 99.1. A reconciliation of this non-GAAP measure to the most directly comparable financial measure calculated and presented in accordance with GAAP, GAAP Net Income, is provided as part of the press release.
Management believes that presentation of the non-GAAP measure, adjusted EBITDA, provides useful information to investors regarding the Company’s financial condition and results of operations because:
•	The Company has made and may continue to make acquisitions with respect to which it will incur interest and amortization costs that will affect operating income. EBITDA calculations help investors to more closely measure and compare growth of income based on operations. In addition, investors may more easily track trend lines since the time the Company became a public reporting company.

•	The Company has acquired, and may continue to acquire, privately held companies that do not account for stock based compensation under SFAS No. 123(R). Adjusted EBITDA allows investors to track profitability trends on a more consistent basis before and after such acquisitions.
The non-GAAP measure, adjusted EBITDA, is a component of the financial covenant measures used by the Company’s lenders in connection with the Company’s credit facilities. Therefore, management tracks adjusted EBITDA as part of measuring compliance with the Consolidated Interest Coverage and Consolidated Total Leverage tests contained in the credit facilities.
Adjusted EBITDA is also a measure of performance used from time to time in certain of the Company’s stock option and restricted stock grants to executive officers.
The Company believes that its description of Adjusted EBITDA after the effect of specified charges is useful to investors because it provides a means for the investor to better understand the Company’s ongoing operations without the effect of the non-cash goodwill impairment charge and other charges related to the reorganization of the operations of the Company during the fiscal quarter.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on February 6, 2009 announcing the Company’s earnings for the fiscal quarter ended December 31, 2008.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of Item 2.02 of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Deborah Rieger-Paganis
	Name:	Deborah Rieger-Paganis
	Title:	Interim Chief Financial Officer (Principal Financial Officer)

Dated: February 6, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on February 6, 2009 announcing the Company’s earnings for the fiscal quarter ended December 31, 2008.